U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act File Number 811-23460

Accordant ODCE Index Fund
(Exact name of registrant as specified in charter)

6710 E. Camelback Rd.
Suite 100
Scottsdale, AZ 85251
(Address of Principal Executive Offices)

Greg Stark
Accordant Investments LLC
6710 E. Camelback Rd.
Suite 100
Scottsdale, AZ 85251
(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (216) 622-0004

Date of fiscal year end: June 30

Date of reporting period: July 1, 2024 - December 31, 2024

Item 1. Report to Shareholders

(a)	Report to Shareholders

accordant

ODCE Index Fund

Semi-Annual Report

December 31, 2024

888.778.7781
www.accordantinvestments.com

Contents

Shareholder Letter	1
Company Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	15
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements	23
Additional Information	25
Service Providers	26
Privacy Notice	27

Accordant ODCE Index Fund	Shareholder Letter

December 31, 2024 (Unaudited)

Dear Shareholder,

We are pleased to present this semi-annual report for the Accordant ODCE Index Fund (“Fund”) for the period ending December 31, 2024 (the “Reporting Period”). This report includes a discussion of the Fund’s investment strategy, macroeconomic perspective, real estate outlook, and return performance. Market data and performance continue to support our view that values have largely hit bottom, and the Index is well positioned to transition to positive returns.

Fund Strategy

The Fund continues to provide shareholders with a non-correlated allocation to core real estate through an indexed exposure to the NFI-ODCE Index – Open End Diversified Core Equity (“NFI-ODCE Index” or “Index”). This exposure offers reliable income, portfolio diversification, and attractive risk-adjusted returns.

The NFI-ODCE Index is widely recognized as the premier “core” institutional real estate index in the U.S. and is used by institutional investors as the benchmark for private real estate performance. The Index has a 47-year track record and follows tightly defined inclusion criteria, requiring managers to adhere to strict reporting and transparency standards while adhering to conservative investment guidelines. This approach helps guard against high-risk investment tactics, such as excessive leverage or concentration risk. In line with these principles, the Fund seeks to have attributes comparable to the NFI-ODCE Index by exclusively investing in private real estate funds that are constituents of the Index.

Fund Performance

The Fund’s net return continues to closely track the NFI-ODCE Index performance. Its fourth quarter net total return was 1.20% compared to the 0.96% return of the NFI-ODCE Index. Over the previous 1-year period, the Fund’s -2.24% net total return slightly outperformed the -2.27% Index return. The Fund continues to meet its investment objective of providing a low-cost private real estate indexing solution to investors as evidenced by its low tracking error relative to the performance of the NFI-ODCE Index. The following chart shows how the Fund has performed since inception compared to other primary asset classes:

Growth of $100,000 Investment

The S&P 500 finished the calendar year up 2.4%, driven primarily by strong 4Q-2024 earnings growth–its strongest in three years. Meanwhile, bonds declined slightly, with the Bloomberg U.S. Aggregate Bond Index down 2.1% for the quarter.

Semi-Annual Report | December 31, 2024	1

Accordant ODCE Index Fund	Shareholder Letter

December 31, 2024 (Unaudited)

As shown in the following chart, the stock market has climbed to record highs from 2022 to 2024. During that same period, the NFI-ODCE Index faced challenges, but turning things around, it has recently posted its second consecutive quarter of positive total return. This divergence that has unfolded over the past two years suggests that a shift in portfolio asset allocation may be warranted.

Total Return (Indexed to 100)

Macro-Economic Perspective

The fourth quarter’s economic landscape remained relatively stable. While real GDP growth slowed slightly heading into the end of the year, it remained healthy at 2.3%, propelled by increases in consumer spending, exports, and government spending. Similarly, the labor market held steady as the unemployment rate of 4.1% remained near historic lows. The Federal Reserve’s preferred inflation measure, the core personal consumption expenditures (“PCE”) price index, which excludes the more volatile food and energy sectors, stood at 2.6% year-over-year compared to the 2.0% target.

Despite generally positive economic data, the fourth quarter was marked with a heightened sense of uncertainty as the newly elected Trump Administration seemed poised to shake up the status quo from a policy standpoint. Against this backdrop, the Federal Reserve signaled that it would pause any further interest rate cuts for the time being. With the future pace and path of both inflation and interest rates now unclear, the 10-year Treasury yield closed the month of December at 4.6%, down from its trailing one-year high of 4.7% and above the 3.8% low.

Real Estate Market Update

Key operating metrics of the NFI-ODCE Index were relatively unchanged with occupancy of 91% and leverage of 27%. The NFI-ODCE Index’s same-store net operating income (“NOI”) growth declined modestly to 2.1% over the trailing year. Despite the high cost of debt for newer borrowers today, the NFI-ODCE Index boasts a 4.6% (3Q-2024) weighted average cost of debt (WACC). Debt maturities across the Index are staggered over the next fifteen years with only 35% (3Q-2024) of debt maturating over the next three years. The relatively lower cost of debt and evenly spaced maturities, as shown in the following chart, provide Component Funds with a measure of insulation from the high debt costs in today’s market environment.

ODCE Debt Maturities

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Accordant ODCE Index Fund	Shareholder Letter

December 31, 2024 (Unaudited)

The Component Funds have been net sellers to-date, as transaction volume remains well below previous years. Most Component Funds have been selective, primarily selling more liquid and outperforming property types, such as industrial and apartments. They have also prioritized non-strategic assets, or those that would require significant cash infusions or expenditures.

Office properties within the Index have declined by 43% on an unlevered basis since their previous peak in 2020, with forward return prospects burdened by leasing costs, stagnant rents, and work-from-home trends. While challenges across the broader office sector remain, newer assets and those with updated amenities are likely to find a bottom sooner and outperform the older vintages that are less desirable to today’s tenants.

Many constituents of the NFI-ODCE Index continue to report asset values and market transactions, below replacement cost. This cyclical phenomenon of buying existing real estate below the cost of new construction is rare and hasn’t occurred broadly since the 2008 Global Financial Crisis, offering an attractive entry point for long-term investors. As shown in the following chart, all major property types within the NFI-ODCE Index currently sit well below peak values.

Peak-To-Current Unlevered Valuation Change

Despite the recent decline in valuations across all sectors, we have started to see the recovery take shape as we enter a new cycle. As shown in the chart below, the last time the NFI-ODCE Index experienced an inflection in quarterly net total return, it led to multiple years of above average performance.

Below is a summary of sector returns and observations across the various property types within the NFI-ODCE Index:

●	Industrial: The industrial sector posted its second consecutive positive total return of 1.1% after last quarter’s total return of 1.0%. Over the trailing year, industrial values have fallen by -1.1%, but strong NOI growth of 6.9% has partially offset adjustments in cap rates and discount rates. ODCE industrial occupancy is 97.3% and has been above 95% for over 10 consecutive years. New supply has outpaced demand in recent quarters, which could lead to softening rent growth in some markets, but overall, demand for high-quality Class A warehouses remains resilient.

Semi-Annual Report | December 31, 2024	3

Accordant ODCE Index Fund	Shareholder Letter

December 31, 2024 (Unaudited)

●	Apartment: The apartment sector appreciation remained flat at 0.0% over the quarter and declined 2.3% over the trailing year. Low-rise apartments (0.4%) appreciated, while high-rise apartments (-0.1%) depreciated. Same-store NOI growth continued to decelerate from its 3Q-2022 peak, but remained healthy at 2.6%. While financing remains abundant, the current cost of debt is often higher than the entry cap rate for most core assets. Still, market participants widely view the apartment sector as a defensive holding in the current environment and will likely continue to be net buyers going forward. However, some regions, such as the Southeast, continue to experience softening rent growth due to pockets of overbuilding.

●	Office: The beleaguered office sector depreciated 1.8% for the eleventh consecutive quarter and dropped the 1-year trailing capital return to -14.6%. Suburban (-0.4%) assets slightly underperformed CBD (-0.2%) in the most recent quarter, though CBD assets have generally struggled more than suburban in the post-COVID environment. NOI growth for the sector continued its decline, dropping 3.0% on a year-over-year basis, but occupancy slightly increased to 82.5%. Lenders remain wary of the office sector, and elevated interest rates have caused concern over the ability to refinance highly leveraged assets across the broader office market. Newer amenity-rich office projects, stabilized life science properties, and medical office assets have fared much better than lower quality and commodity office properties.

●	Retail: The retail sector’s appreciation of 0.4% during the quarter and flat appreciation of 0.0% over the trailing year was again among the best of the major property types. Occupancy decreased slightly to 92.8% while NOI growth dropped modestly to 3.4% year-over-year. Given the multi-year revaluation of retail that began before the post-COVID cycle, the sector’s discounted values have less room for re-pricing compared to lower cap rate sectors. However, economic headwinds remain a concern for this sector as much will depend on the strength of the U.S. consumer in an environment where the economy appears to be softening. Still, market participants—many of whom were once net sellers of retail for several years—have recently shown renewed interest in grocery-anchored community/neighborhood centers.

●	Other: In an encouraging sign, the sector posted 0.6% appreciation during the quarter and posted less depreciation than the overall index at -1.7% over the trailing year. Self-storage, which represents a large percentage of the sector, posted strong appreciation of 1.1%. As traditional sectors like office continue to face valuation pressure, many investors will likely continue to pursue specialty sectors whose characteristics match the modern economy.

Conclusion

From a macro perspective, the new Trump Administration is expected to introduce new economic policies that could add a sense of uncertainty to markets in the near term. However, the Fed has begun its rate-cutting cycle, and while the timeline for reaching its long-term neutral rate remains unclear, the pivot to a lower rate environment is generally positive for private real estate given the lower cost of debt.

23 Component Funds of the NFI-ODCE Index were positive for the quarter—the highest number since 2022. Meanwhile, after climbing to a record high of 19%, the ODCE Index redemption queue reversed considerably in recent quarters and now stands at 14%, with two funds having now fully paid down their redemption queues. This reversal has been driven primarily by two factors: (1) increasing liquidity in the transaction market, allowing managers to fulfill some redemption requests, and (2) investors rescinding their redemption requests, in part due to optimism regarding real estate’s near-term outlook. Additionally, with equity markets nearing record highs and the value declines in real estate, many investors now find themselves under-allocated to real estate, suggesting the sector could see increased capital flows in the near term.

For those who are at their target real estate allocation, we believe a recovery in private real estate is on the horizon. Still, for those who are under-allocated, one could argue that now is the time to invest because it is possible to reach your allocation target at an attractive entry price, which may prove to be the best portfolio safeguard in today’s market.

On behalf of all my colleagues, we value your trust during this challenging period and embrace the opportunity to continue to serve as your real estate investment manager.

Garrett Zdolshek

Chief Investment Officer

4	www.accordantinvestments.com

Accordant ODCE Index Fund	Company Performance

December 31, 2024 (Unaudited)

Net Total Returns (as of December 31, 2024)*

	6 Month	1 Year	3 Year	Average Annual Since Inception	Inception Date
Accordant ODCE Index Fund - A - NAV	0.83%	-2.53%	-3.26%	1.94%	November 1, 2023
Accordant ODCE Index Fund - A – LOAD**	-4.79%	-8.13%	-5.15%	0.34%	November 1, 2023
Accordant ODCE Index Fund - I - NAV	0.94%	-2.32%	-3.17%	2.01%	September 11, 2023
Accordant ODCE Index Fund - Y - NAV	0.94%	-2.32%	-3.19%	2.00%	November 1, 2023
NFI-ODCE Net Total Return Index(a)	0.98%	-2.27%	-3.14%	2.06%	December 31, 1977

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 888.778.7781 or by visiting www.accordantinvestments.com.

*	The Accordant ODCE Index Fund (the “Fund”) was previously registered as the IDR Core Property Index Fund, Ltd. (the “Predecessor Fund”). The Predecessor Fund previously charged a management fee of 40 bps while the Fund now charges 60 bps. Fund returns shown in this report are net of fees and for prior to September 11, 2023, reflects a 40 bps management fee and for performance on and after September 11, 2023, reflects a 60 bps management fee. The performance shown reflects a continuation of performance from the Predecessor Fund to the Fund. While the Fund has a different investment advisor than the Predecessor Fund, the Fund’s portfolio management is substantially similar to the Predecessor Fund. Inception date of the Class I shares is September 11, 2023. Class A shares and Class Y shares are available as of November 1, 2023.

**	Adjusted for maximum sales charge of 5.75%.

(a)	The NFI-ODCE is a capitalization-weighted, gross and net of fee, time-weighted return index with an inception date of December 31, 1977.

Performance of $10,000 Initial Investment (as of December 31, 2024)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report | December 31, 2024	5

Accordant ODCE Index Fund	Company Performance

December 31, 2024 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Prime Property Fund, LLC	14.34%
SPF FIV 2 (US) LP	9.48%
PRISA LP	8.74%
CBRE U.S. Core Partners, LP	7.34%
RREEF America REIT II, Inc.	6.21%
Heitman American Real Estate Trust, LP	5.96%
Invesco Core Real Estate - U.S.A., L.P.	5.78%
Clarion Lion Properties Fund, LP	5.77%
Smart Markets Fund, L.P.	3.94%
BGO Diversified US Property Fund LP	3.93%
Top Ten Holdings	71.50%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Asset Allocation (as a % of Net Assets)*

6	www.accordantinvestments.com

Accordant ODCE Index Fund	Schedule of Investments

December 31, 2024 (Unaudited)

	Original Acquisition Date	Shares/ Units	Percent of Net Assets	Cost	Fair Value
PRIVATE REAL ESTATE INVESTMENT FUNDS (90.83%)
United States (90.83%)(a)(b)
ARA Core Property Fund, LP	10/3/2022	6	2.28%	$1,000,000	$740,505
ASB Allegiance Real Estate Fund, LP	12/31/2021	690	2.66%	1,212,895	864,940
BGO Diversified US Property Fund LP	10/1/2021	529	3.93%	1,357,858	1,276,256
BlackRock US Core Property Fund, L.P.	1/1/2022	1,000	2.85%	1,222,500	924,422
CBRE U.S. Core Partners, LP	12/31/2021	1,489,378	7.34%	2,960,000	2,385,207
Clarion Lion Properties Fund, LP	4/1/2021	1,265	5.77%	1,969,088	1,873,204
Heitman American Real Estate Trust, LP	12/3/2024	1,572	5.96%	1,700,000	1,935,678
Invesco Core Real Estate - U.S.A., L.P.	4/1/2021	11	5.78%	2,014,046	1,877,183
Prime Property Fund, LLC	6/30/2021	241	14.34%	4,863,000	4,660,776
Principal U.S. Property	11/21/2024	147,779	3.38%	1,100,000	1,097,141
PRISA LP (c)	4/1/2021	1,413	8.74%	2,761,064	2,840,477
RREEF America REIT II, Inc.	1/1/2022	16,155	6.21%	2,450,000	2,017,338
Smart Markets Fund, L.P.	9/1/2021	760	3.94%	1,342,880	1,279,781
SPF FIV 2 (US) LP	10/1/2021	279,335	9.48%	3,557,626	3,078,063
TA Realty Core Property Fund, LP	10/1/2024	796	3.13%	1,011,750	1,016,573
U.S. Real Estate Investment Fund, LLC	7/1/2022	953	3.41%	1,526,012	1,106,264
UBS Realty Investors, LLC	10/28/2024	61	1.63%	529,640	529,755
TOTAL United States				$32,578,359	$29,503,563

TOTAL Private Real Estate Investment Funds				$32,578,359	$29,503,563

	Yield	Shares	Percent of Net Assets	Cost	Fair Value
Short Term Security (9.24%)
MONEY MARKET FUND (9.24%)
Fidelity Investments Money Market Government Portfolio	4.380%	3,003,084	9.24%	$3,003,084	$3,003,084

TOTAL Short Term Security				$3,003,084	$3,003,084

TOTAL INVESTMENTS (100.07%)				$35,581,443	$32,506,647

Liabilities In Excess Of Other Assets (-0.07%)					(22,581)

NET ASSETS (100.00%)					$32,484,066

(a)	Restricted security. The total cost and fair value of these restricted investments as of December 31, 2024 was $32,578,359 and $29,503,563, respectively, which represents 90.83% of total net assets of the Fund.

(b)	Redemptions permitted quarterly and redemption notices for the private real estate investment funds is 90 days or less.

(c)	Non-Income Producing Security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	7

Accordant ODCE Index Fund	Statement of Assets and Liabilities

December 31, 2024 (Unaudited)

ASSETS
Investments, at value (Cost $35,581,443)	$32,506,647
Cash	656,338
Receivable for shares sold	24,980
Dividends and interest receivable	243,549
Receivable due from advisor	79,499
Prepaid expenses and Other assets	30,619
Total assets	33,541,632

LIABILITIES
Payable for investments purchased	684,038
Payable for administration fees	3,705
Payable for transfer agency fees	11,158
Payable to trustees	48,162
Payable to Chief Compliance Officer	12,226
Accrued expenses and other liabilities	298,277
Total liabilities	1,057,566
NET ASSETS	$32,484,066

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$35,125,841
Distributable Earnings	(2,641,775)
NET ASSETS	$32,484,066

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.26
Net Assets	$9,285
Shares of beneficial interest outstanding	1,003
Maximum offering price per share	$9.85
Class I:
Net Asset Value, offering and redemption price per share	$9.28
Net Assets	$32,201,571
Shares of beneficial interest outstanding	3,468,424
Class Y:
Net Asset Value, offering and redemption price per share	$9.28
Net Assets	$173,524
Shares of beneficial interest outstanding	18,690

See Notes to Financial Statements.

8	www.accordantinvestments.com

Accordant ODCE Index Fund	Statement of Operations

For the Six Months Ended December 31, 2024 (Unaudited)

INVESTMENT INCOME
Dividends	$886,627
Interest	150,179
Total investment income	1,036,806

EXPENSES
Investment advisory fees (Note 6)	96,505
Administrative fees	131,519
Transfer agency fees	297,024
Professional fees	71,649
Legal Expense	173,162
Custodian fees	21,433
Trustees' fees and expenses	122,346
Interest expense	2,556
Other	66,506
Total expenses before waiver	982,700
Less fees waived/reimbursed by investment advisor	(803,186)
Total expenses	179,514
NET INVESTMENT INCOME	857,292

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(329,720)
Net change in unrealized depreciation on investments	(62,869)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(392,589)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$464,703

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	9

Accordant ODCE Index Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2024 (Unaudited)	For the Year Ended June 30, 2024
OPERATIONS
Net investment income	$857,292	$171,266
Net realized gain/(loss)	(329,720)	270,253
Net change in unrealized depreciation	(62,869)	(3,515,335)
Net increase/(decrease) in net assets resulting from operations	464,703	(3,073,816)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(185)	(30)
Class I	(635,970)	(163,235)
Class Y	(3,451)	(509)
Return of capital:
Class A	–	(251)
Class I	–	(1,355,573)
Class Y	–	(4,225)
Net decrease in net assets from distributions	(639,606)	(1,523,823)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares
Class A	–	9,861
Class I	4,215,511	8,155,110
Class Y	–	181,279
Issued to shareholders in reinvestment of distributions
Class A	185	281
Class I	169,056	339,390
Class Y	3,451	4,734
Cost of shares redeemed
Class A	–	–
Class I	(3,418,461)	(3,036,128)
Class Y	–	–
Net increase from capital share transactions	969,742	5,654,527

Net increase in net assets	794,839	1,056,888

NET ASSETS
Beginning of period	31,689,227	30,632,339
End of period	$32,484,066	$31,689,227

Capital Share Transactions:
Shares Sold:
Class A	–	954
Class I	450,648	842,247
Class Y	–	17,825
Shares reinvested:
Class A	20	29
Class I	18,207	34,458
Class Y	372	494
Shares repurchased:
Class A	–	–
Class I	(365,539)	(313,967)
Class Y	–	–
Net increase in capital share transactions	103,708	582,040

See Notes to Financial Statements.

10	www.accordantinvestments.com

Accordant ODCE Index Fund	Statement of Cash Flows

For the Six Months Ended December 31, 2024 (Unaudited)

For the Six Months Ended December 31, 2024
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$464,703
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(4,657,352)
Proceeds from disposition of investment securities	327,199
Net proceeds from short-term investment securities	3,747,171
Net realized loss on investments	329,720
Net change in unrealized appreciation/(depreciation) on investments	62,869
(Increase)/Decrease in Assets:
Dividends and interest receivable	(126,699)
Prepaid expenses and other assets	(23,378)
Receivable due from advisor	711,665
Increase/(Decrease) in Liabilities:
Payable for administration fees	(146,126)
Payable for transfer agency fees	(363,871)
Chief compliance officer fees payable	(10,178)
Payable to trustees	(102,653)
Accrued expenses and other liabilities	84,150
Net Cash Provided by Operating Activities	297,220

Cash Flows from Financing Activities:
Proceeds from shares sold, net of change in proceeds from sale of shares received in advance	4,215,511
Payments for shares repurchased, net of change in capital withdrawals payable	(3,418,461)
Distributions paid to shareholders, net of reinvestments and change in distributions payable	(466,914)
Net Cash Used in Financing Activities	330,136

Net Change in Cash	627,356

Cash Beginning of Period	$28,982
Cash End of Period	$656,338

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$172,692
Cash paid for interest on lines of credit during the Period was:	2,556

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	11

Accordant ODCE Index Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended December 31, 2024 (Unaudited)		For the period November 1, 2023 to June 30, 2024(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.35		$10.48

INCOME FROM OPERATIONS
Net investment income/(loss)(b)	0.24		(0.03)
Net realized and unrealized gain/(loss) on investments	(0.14)		(0.81)
Total from investment operations	0.10		(0.84)

DISTRIBUTIONS
From net investment income	(0.19)		(0.03)
From Return of Capital	–		(0.26)
Total distributions	(0.19)		(0.29)

DECREASE IN NET ASSET VALUE	(0.09)		(1.13)
NET ASSET VALUE, END OF PERIOD	$9.26		$9.35

TOTAL RETURN	1.05	%(c)(d)	(8.05	%)(c)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$9		$9

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets including fee waivers/reimbursements	1.37	%(e)(f)	1.38	%(e)(f)
Ratio of expenses to average net assets without fee waivers/reimbursements	7.96	%(e)(f)	8.86	%(e)(f)

Net investment income/(loss)	2.22	%(e)(f)	(0.52	%)(e)(f)

PORTFOLIO TURNOVER RATE	3	%(c)	3	%(c)

(a)	Class A commenced operations on November 1, 2023
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Total return would have been lower had management not waived fees.
(e)	Annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.

See Notes to Financial Statements.

12	www.accordantinvestments.com

Accordant ODCE Index Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended December 31, 2024 (Unaudited)		For the Year Ended June 30, 2024		For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Period April 1, 2021 through June 30, 2021(a)
NET ASSET VALUE, BEGINNING OF YEAR/PERIOD	$9.36		$10.93		$12.79	$10.28	$10.00

INCOME FROM OPERATIONS
Net investment income (loss)(b)	0.25		0.06		0.12	0.24	(0.01)
Net realized and unrealized gain (loss) on investments	(0.14)		(1.12)		(1.48)	2.60	0.39
Total from investment operations	0.11		(1.06)		(1.36)	2.84	0.38

DISTRIBUTIONS
From net investment income (loss)	(0.19)		(0.05)		(0.15)	(0.13)	-
From Return of Capital	-		(0.46)		(0.35)	(0.20)	(0.10)
Total distributions	(0.19)		(0.51)		(0.50)	(0.33)	(0.10)

INCREASE/DECREASE IN NET ASSET VALUE	(0.08)		(1.57)		(1.86)	2.51	0.28
NET ASSET VALUE, END OF YEAR/PERIOD	$9.28		$9.36		$10.93	$12.79	$10.28

TOTAL RETURN(c)	1.16	%(c)	(9.73%)		(11.03%)	27.96%	3.79	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year/period (000's)	$32,202		$31,509		$30,632	$28,203	$6,000

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets including fee waivers/reimbursements	1.12	%(d)(e)	0.92	%(e)	1.36%	0.14%	2.74	%(f)
Ratio of expenses to average net assets without fee waivers/reimbursements	8.04	%(d)(e)	7.49	%(e)	3.55%	6.66%	45.52	%(f)

Net investment income (loss)	2.47	%(d)(e)	0.58	%(e)	0.93%	2.05%	(0.58	%)(f)

PORTFOLIO TURNOVER RATE	3	%(c)	3%		3%	0%	0	%(d)

(a)	Class I commenced operations on April 1, 2021
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total return would have been lower had management not waived fees.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	13

Accordant ODCE Index Fund – Class Y	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended December 31, 2024 (Unaudited)		For the period November 1, 2023 to June 30, 2024(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.36		$10.48

INCOME FROM OPERATIONS
Net investment income/(loss)(b)	0.25		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.14)		(0.82)
Total from investment operations	0.11		(0.83)

DISTRIBUTIONS
From net investment income	(0.19)		(0.03)
From Return of Capital	–		(0.26)
Total distributions	(0.19)		(0.29)

DECREASE IN NET ASSET VALUE	(0.08)		(1.12)
NET ASSET VALUE, END OF PERIOD	$9.28		$9.36

TOTAL RETURN	1.16	%(c)(d)	(7.95	%)(c)(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$174		$172

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets including fee waivers/reimbursements	1.12	%(e)(f)	1.12	%(e)(f)
Ratio of expenses to average net assets without fee waivers/reimbursements	7.72	%(e)(f)	8.47	%(e)(f)

Net investment income/(loss)	2.47	%(e)(f)	(0.23	%)(e)(f)

PORTFOLIO TURNOVER RATE	3	%(c)	3	%(c)

(a)	Class Y commenced operations on November 1, 2023
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Total return would have been lower had management not waived fees.
(e)	Annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.

See Notes to Financial Statements.

14	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

 December 31, 2024 (Unaudited)

1. ORGANIZATION

Accordant ODCE Index Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund.” The Fund was formed as a Maryland corporation on April 11, 2019 and the Fund converted to a Delaware statutory trust during 2023.

The Fund’s investment objective is to employ an indexing investment approach that seeks to track the NCREIF Fund Index – Open End Diversified Core Equity (the “NFI-ODCE Index”) on a net-of-fee basis while minimizing tracking error. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment vehicles that comprise the NFI-ODCE Index (the “Eligible Component Funds”). The NFIODCE Index performance is reported on a capitalization-weighted and equal-weighted basis and returns are reported gross and net of fees. Performance measurement and reporting is time-weighted. The National Council of Real Estate Investment Fiduciaries has established inclusion criteria guidelines for the NFI-ODCE Index, which similarly apply to each of the Eligible Component Funds in which the Fund invests. The NFI-ODCE Index is currently comprised of 25 Eligible Component Funds and the number of Eligible Component Funds the Fund expects to invest in may range from 18 to 25 under normal circumstances. Accordant Investments LLC (the "Adviser") serves as the investment adviser to the Fund, and IDR Investment Management LLC ("IDR" or "Sub-Adviser") (together with the Adviser, the “Advisers”) serves as the sub-adviser to the Fund. The Sub- Adviser of the Fund previously served as the adviser to the Fund prior to its conversion in September 2023. The Fund has been structured with the intent of providing exposure and streamlining investor access to real estate investment vehicles (the “Index Component Funds”), which includes the Eligible Component Funds. These Index Component Funds are those that invest in interests in real estate equity and debt, including mortgages and other interests therein, commonly through entities qualifying as real estate investment trusts (“REITs”). The Index Component Funds’ investments may be targeted in any one or more of the many sectors of the real estate market, including, but not limited to, the retail, office, multifamily, hospitality, industrial, residential, medical and self-storage sectors. The Fund is a Delaware statutory trust and intends to continue to qualify as a “real estate investment trust” (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers three classes of shares: Class A shares (“Class A Shares”), Class I shares (“Class I Shares”), and Class Y shares (“Class Y Shares” and together with the Class A and Class I Shares, the “Shares”). The Fund currently relies on exemptive relief granted by the SEC on October 24, 2023, permitting the Fund to issue multiple classes of shares with varying sales loads and asset based service and/or distribution fees. Class A Shares, Class I Shares and Class Y Shares will be continuously offered at the Fund’s net asset value (“NAV”) per share, plus, in the case of Class A Shares, a maximum sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of offering proceeds may also be paid. Holders of Class A Shares, Class I Shares, and Class Y Shares have equal rights and privileges with each other, except that Class I Shares and Class Y Shares do not pay a sales load or dealer manager fees. Class I Shares and Class Y Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I or Class Y Shares to their selling agents. Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board of Trustees (the "Board"). All shares have equal rights to the payment of dividends and the distribution of assets upon liquidation.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Use of Estimates – The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Fund financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Determination of the Fund’s Net Asset Value – The Fund determines the NAV of its shares daily, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The calculation of NAV is made by the Fund’s sub-administrator, subject to the oversight of the Advisers and the administrator, based on valuation information provided by the Advisers. The NAV per share of the Fund’s shares is determined by dividing the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received) less the value of any liabilities (including accrued expenses or distributions), by the total number of shares outstanding.

Valuation of the Fund's Portfolio – The Board has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. The Board has adopted policies and procedures for determining the fair value of the Fund’s assets, and has delegated responsibility for applying the valuation policies to the Adviser. The Adviser, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s valuation policies, overseeing the calculation of the NAV per share for each class of shares and reporting to the Board. A large percentage of the assets in which the Index Component Funds invest will not have a readily ascertainable market price and will be fair-valued by the underlying fund. The Adviser provides the Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period.

Semi-Annual Report | December 31, 2024	15

Accordant ODCE Index Fund	Notes to Financial Statements

 December 31, 2024 (Unaudited)

Valuation of Private Investment Funds – The Fund’s investments generally include open-end and closed-end private investment companies. The sponsors or managers of these investment companies measure their investment assets at fair value and report a NAV per share or NAV equivalent at least quarterly (the “Investment NAV”). These funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. GAAP fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms. In accordance with ASC 820, Fair Value Measurements (“ASC 820”), the Fund has elected to apply the practical expedient, and to value its investments at their respective NAVs or NAV equivalents at each quarter.

Underlying Funds – The valuation of the Fund’s investments in the Index Component Funds is based upon valuations provided by the underlying fund managers on a daily or quarterly basis. Such Investment NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the fund manager, if necessary. To the extent that the Fund does not receive timely information from the underlying funds regarding their valuations, and the NAV of the Fund’s own investment in such underlying fund, the Adviser, who has been named as the valuation designee by the Board, shall inform the Valuation Committee and a meeting may be called to determine fair value, and the Fund’s ability to accurately calculate the Fund’s NAV may be impaired.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Investment Transactions, Interest and Dividends – Investment transactions are recorded on trade date. Realized gains and losses on investment transactions are determined on a specific identification. Interest income and expense is recognized under the accrual basis. Dividend income is recognized on the ex-dividend date.

Income from Investment Companies – Distributions received or receivable from investments in investment companies are evaluated to determine if the distribution is income, capital gains or a return of capital. Generally, income is not recorded unless the manager of the investment Fund has declared the distribution, there is cash available to make the distribution and there are accumulated earnings in excess of the amount recorded as income. Distributions classified as a return of capital are a reduction in the cost basis of the investment. Realized gains and losses are recognized upon final disposal of the position. Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, performance fees or incentive allocations, brokerage commissions and other expenses incurred by investment companies in which the Fund is invested. These amounts are included in net change in unrealized depreciation on investments in the accompanying statement of operations. Also, included in the net change in unrealized appreciation on underlying investments is the Fund’s allocable share of realized and unrealized gains or losses from underlying investments held by the investment companies.

Unfunded Commitments – Typically, when the Fund invests in an underlying fund, the Fund makes a binding commitment to invest a specified amount of capital in the applicable Index Component Fund. The capital commitment may be drawn by the general partner of the underlying fund either all at once or through a series of capital calls at the discretion of the general partner. As such, an unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular underlying manager that has not yet been called by the general partner of the underlying fund. Unfunded commitment may subject the Fund to certain risks. Further, the organizational documents of the underlying fund in which the Fund invests typically have set redemption schedules and notification requirements. As of December 31, 2024, the Fund had no unfunded commitments.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to qualify as a REIT pursuant to the Code. The Fund will continue to be organized and operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code. The Fund’s qualification as a REIT depends upon the continuing satisfaction by the Fund of requirements of the Code relating to qualification for REIT status. Some of these requirements depend upon actual operating results, distribution levels, diversity of stock ownership, asset composition, source of income and record keeping. Accordingly, while the Fund intends to continue to qualify to be taxed as a REIT, the actual results of the Fund or of certain subsidiaries that are also REITs (“REIT Subsidiaries”) for any particular year might not satisfy these requirements since the ability to satisfy such requirements depends on the operations of the underlying eligible component funds over which the Fund has no control.

16	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

 December 31, 2024 (Unaudited)

The Fund will not monitor the underlying funds’ compliance with the requirements for REIT qualification. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the tax year ended December 31, 2023 or expected to be taken in the Fund’s December 31, 2024 year- end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – To the extent the Fund has earnings available for distribution, it expects to distribute quarterly dividends. The specific tax characteristics of the Fund’s distributions will be reported to shareholders after the end of the calendar year. The Fund’s quarterly dividends, if any, will be authorized and determined by the Board, out of assets legally available for distribution. Cash distributions to holders of the Fund’s Shares will automatically be reinvested under the Fund’s distribution reinvestment plan (the “DRIP”) in additional whole and fractional shares unless the investor elects to receive distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Shares of the same class of Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of Shares being purchased) on the date that the distribution is paid.

The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The Fund has adopted a tax year end of December 31. The exact amount of distributable income for each tax year can only be determined at the end of the Fund’s tax year ended December 31. Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The Fund, in order to qualify as a REIT, is required to distribute dividends, other than capital gain dividends, to the Fund’s shareholders in an amount at least equal to (1) the sum of (a) 90% of the Fund’s “real estate investment trust taxable income,” computed without regard to the dividends paid deduction and the Fund’s net capital gain, and (b) 90% of the Fund’s net after-tax income, if any, from foreclosure property minus (2) the sum of certain items of non-cash income.

Fair Value Measurements – ASC 820, Fair Value Measurements (“ASC 820”), defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available. Observable inputs are inputs that market participants would use in pricing the asset and liability based on market data obtained from sources independent of the reporting entity; unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

A financial instrument level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value hierarchy, the hierarchy level is determined based on the lowest level input(s) that is (are) significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy that prioritize inputs to the valuation methods are as follows:

Level 1 –	Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 –	Valuations based on quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 –	Valuations based on inputs that are unobservable and deemed significant to the overall fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

Investments in private real estate funds are valued at fair value based on the Fund’s applicable percentage of ownership of the investment companies’ reported net assets as of the measurement date, which is a practical expedient for valuation and does not require these investments to be categorized within the fair value hierarchy. In determining fair value, valuations provided by the underlying funds are utilized. The underlying funds value securities, real estate and other financial instruments at fair value. The estimated fair values of certain investments of the underlying funds, which may include private placements, real estate and other securities for which prices are not readily available, are determined by the general partner or sponsor of the respective investment company and may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments. The fair value of the Fund’s investments in other investment companies generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the other investment companies excluding any redemption charges that may apply.

Semi-Annual Report | December 31, 2024	17

Accordant ODCE Index Fund	Notes to Financial Statements

 December 31, 2024 (Unaudited)

The following table summarizes the inputs used as of December 31, 2024, for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Investment Funds(a)	$–	$–	$–	$29,503,563
Short Term Investments	3,003,084	–	–	3,003,084
TOTAL	$3,003,084	$–	$–	$32,506,647

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

For the six-months ended December 31, 2024, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee for services rendered under the Investment Advisory Agreement. The Management Fee is payable monthly in arrears. The Management Fee will be calculated at an annual rate of 0.60% of the Fund’s net assets. Prior to the Conversion, IDR’s management fee was calculated at an annual rate of 0.40% of the Fund’s net assets at the end of the most recently completed calendar quarter.

The Adviser, the Sub-Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Operating Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the organizational and offering-related expenses of the Fund (the “O&O Expenses”) and the ordinary operating expenses of the Fund (excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign tax, (iii) the Management Fee charged by the Adviser pursuant to the Investment Advisory Agreement, (iv) brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, (v) non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses (vi) distribution and servicing fees payable to participating broker-dealers, and (vii) platform fees, service fees, administrative fees or similar fees or expenses charged to the Fund by third-party broker-dealers, distribution platforms or custodians in connection with investor positions in the Fund (“Operating Expenses”) that exceed 0.50% of the Fund’s net assets (the “Expense Limitation”), as determined as of the end of each calendar month). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees the Adviser previously waived or Fund O&O Expenses or Operating Expenses reimbursed, subject to the limitations that: (1) the payment will be made if payable not more than three years from the date incurred with respect to O&O Expenses and Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees (the “Board”) . Prior to the Conversion, IDR and the Fund entered into an operational expense limitation agreement under which IDR agreed, during the period July 1, 2023 and ending September 10, 2023 (the “Limitation Period”) to absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses of the Fund) that exceed 0.02% per quarter of the Fund’s net assets attributable to interest in the Fund at the end of the Limitation Period. In addition to the foregoing, amounts payable to the Sub-Adviser that were waived and/or reimbursed by the Sub-Adviser under any of the Fund’s prior Operational Expense Limitation Agreements with the Sub-Adviser (“Prior Operating Expenses”) and the Fund’s prior Organizational and Offering Expense Limitation Agreement with the Sub -Adviser (“Prior O&O Expenses," and together with Prior Operating Expenses, O&O Expenses, and Operating Expenses, "Fund Expenses") will be payable to the Sub-Adviser. The Fund has agreed to pay the Sub-Adviser in the amount of any fees that the Sub-Adviser previously waived or deferred under the prior Operational Expense Limitation Agreement and prior Organizational and Offering Expense Limitation Agreement, subject to the limitations that: (1) the payment will be made if payable not more than three years from the date incurred with respect to Prior O&O Expenses and Prior Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Board.

At December 31, 2024, the total amount of recoverable Fund Expenses is $4,531,607, which expire as follows:

June 30, 2025	June 30, 2026	June 30, 2027	June 30, 2028
$1,007,586	$829,811	$1,930,087	$764,123

18	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

 December 31, 2024 (Unaudited)

Sub-Advisory Agreements - Sub-advisory services are provided to the Fund pursuant to agreement between the Adviser and IDR. Under the terms of the sub-advisory agreement, the Adviser compensates the Sub-Adviser with a management fee for services provided under the Sub-Advisory agreement. Fees paid to the Sub-Adviser are not an expense of the Fund.

Fund Administrator and Accounting Fees and Expenses - The Adviser will also serve as the Fund’s administrator (in such capacity, the “Administrator”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administration Agreement (the “Administration Agreement”), the Fund has agreed to reimburse the Administrator for the costs and expenses it incurs in performing its obligations and providing personnel and facilities thereunder. The Administrator may provide the Fund such administrative services directly, or engage one or more third-party sub-administrators to provide the Fund such administrative services on its behalf. The Adviser has engaged SS&C GIDS, Inc. as a third-party sub-administrator to the Fund.

Transfer Agency Fees and Expenses - SS&C GIDS, Inc. serves as transfer agent, dividend disbursing agent and registrar with respect to the shares of the Fund.

Custody Fees and Expenses - UMB Bank, N.A. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses - The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund.

The Distributor serves as principal underwriter of shares of the Fund. Participating broker-dealers will receive ongoing distribution fees of 0.75% of NAV per annum for Class A Shares (the “Distribution Fee”) payable monthly. Participating broker-dealers will also receive ongoing servicing fees of 0.25% of NAV per annum for Class A Shares (the “Servicing Fee”) payable monthly. No ongoing distribution, recordkeeping or servicing fees will be paid with respect to Class Y Shares. No ongoing distribution fees will be paid with respect to Class I Shares, although the Fund may pay recordkeeping or shareholder servicing fees to certain intermediaries with regards to Class I Shares.

Officer and Trustee Compensation - Each Independent Trustee receives an annual retainer of $75,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending Board meetings. None of the executive officers receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2024 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$5,341,390	$664,716

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid for the period ended December 31, 2024 were as follows:

2024	Ordinary Income	Long-Term Capital Gain	Return of Capital
Class I	$71,220	$8,972	$1,167,408
Class A	$20	$4	$346
Class Y	$394	$48	$6,457
	$71,634	$9,024	$1,174,211

Semi-Annual Report | December 31, 2024	19

Accordant ODCE Index Fund	Notes to Financial Statements

 December 31, 2024 (Unaudited)

As of December 31, 2024, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$215,124	$(3,289,920)	$(3,074,796)	$35,581,443

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, and certain other investments.

6. REPURCHASE OFFERS

As a closed-end interval fund, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the 1940 Act in which it offers to repurchase at a NAV no less than 5% and at most 25% of the outstanding shares of the Fund once each quarter. In the event that a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro-rata basis. The Fund may, in its sole discretion, and for administrative convenience, accept all shares tendered by shareholders who own less than 200 shares and who tender all of their shares, before prorating other amounts tendered. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the six months ended December 31, 2024, the Fund conducted the following repurchase offers:

Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased	Percentage of Outstanding Shares Repurchased
July 16, 2024	August 6, 2024	August 6, 2024	$9.39	328,213.6390	$3,072,079.67	8.941%
October 15, 2024	November 5, 2024	November 5, 2024	$9.27	37,325.5260	$346,380.88	1.081%

7. CREDIT FACILITY

On January 12, 2024, the Fund entered into a one-year $2.0 million credit and security agreement (the “Credit Facility”) with TriState Capital Bank that matures on January 10, 2025. All of the Fund’s investments are designated as collateral on the credit and security agreement. Borrowings under the Credit Facility bear interest at a rate of one-month SOFR plus 2.75%. The Credit Facility may be increased to a maximum of $15.0 million. During the period from July 1, 2024 to December 31, 2024, there were no borrowings under the Credit Facility and the Fund paid unused fees of $2.6 thousand. There are no outstanding borrowings under the Credit Facility as of December 31, 2024.

8. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Credit Risk – Financial assets which potentially expose the Fund to credit risk consist principally of cash and investments. The Fund, at times, may maintain deposits with a single high-quality financial institution in amounts that are in excess of federally insured limits; however, the Fund has not experienced, nor does it anticipate, incurring any losses in its cash accounts. Investments in other investment companies are subject to credit risk should those other investment companies be unable to fulfill their redemption obligations.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All distributions will be paid at the sole discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of REIT status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may pay its distributions from the proceeds of the offering or from borrowings in anticipation of future cash flow, which may constitute a return of capital. Such a return of capital is not immediately taxable, but reduces a shareholder’s tax basis in the Fund’s shares, which may result in a shareholder recognizing more gain (or less loss) when its shares are sold. Distributions from the proceeds of the Fund’s offering or from borrowings also could reduce the amount of capital the Fund ultimately invests in its investments.

20	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

 December 31, 2024 (Unaudited)

Limited Liquidity – Shareholders will have limited rights to redeem capital from the Fund. As a result, a Shareholder that desires to liquidate his or her investment in the Fund may be unable to do so within a given timeframe, if at all. Therefore, Shareholders must be prepared to bear the financial risks of an investment in shares of the Fund for an indefinite period of time.

LIBOR Risk – The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR -based contracts beginning January 1, 2022. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future use of LIBOR, and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR -based instruments in which the Fund invests cannot yet be determined, and it is not possible to completely identify or predict any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The termination of certain Reference Rates presents risks to the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions. While some instruments in which the Fund invests may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments in which the Fund invests may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Market Risk – The Fund invests in other investment companies which are subject to the terms of the respective investment companies’ agreements, private placement memoranda and other governing agreements. The Fund’s investments in other investment companies are subject to the market and credit risks of investments held by those entities. The Fund bears the risk of loss only to the extent of the cost of its respective investment in the other investment companies.

In addition, the following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Index Component Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, natural disasters and other factors which are beyond the control of the Fund, and the Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and, in most cases, are not decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Fund intends to confirm that the Index Component Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained.

Non-Diversified Status – The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund has a fundamental policy to invest, under normal circumstances, more than 25% of its total assets in real estate-related investments, including real estate investment vehicles that in turn hold real estate-related investments, or companies that otherwise operate in the real estate industry. In addition, the Fund's focus on investments in REITs in accordance with its investment objective and strategies makes the Fund vulnerable to a downturn in the real estate sector generally, or to specific events or circumstances, including a rise in borrowing costs for real estate assets, that may materially and adversely impact the real estate investment sector. Any such impact on the real estate investment sector would likely materially and adversely affect the Fund's results of operations and financial condition.

Semi-Annual Report | December 31, 2024	21

Accordant ODCE Index Fund	Notes to Financial Statements

 December 31, 2024 (Unaudited)

REIT Risk – The Fund will operate in a manner consistent with REIT qualification rules; however, there can be no assurance that the Fund will qualify as a REIT or that it will remain so qualified. Determining whether the Fund qualifies as a REIT involves the application of highly technical and complex provisions of the Code to the Fund's operations for which there are only limited judicial and administrative interpretations. In addition, determining whether the Fund qualifies as a REIT will involve numerous factual determinations concerning matters and circumstances not entirely within the Fund's control.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated January 14, 2025, the Fund offered to repurchase at least 5% of its outstanding shares at the net asset value of such shares on February 4, 2025. The Fund repurchased approximately 4.504%% of the total number of shares of Class I tendered for repurchase by the repurchase deadline, which resulted in 185,958.7640 shares being repurchased for $1,733,135.68.

Subsequent to December 31, 2024, the Fund renewed the Credit Facility with TriState Capital Bank for one year. There are no outstanding borrowings under the Credit Facility.

Management has determined that there were no additional subsequent events to report through the issuance of these financial statements.

22	www.accordantinvestments.com

Accordant ODCE Index Fund	Renewal of Investment Advisory Agreement and Sub-Advisory Agreements

 December 31, 2024 (Unaudited)

At meetings held on May 31 and July 17, 2023, the Board of Trustees (the “Board”) of Accordant ODCE Index Fund (the “Fund”), including all of trustees who are not “interested persons” (“Independent Board Members”) (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)), unanimously approved an investment advisory agreement (the “Advisory Agreement”) between Accordant Investments LLC (the “Adviser”) and the Fund, and has determined that the Fund’s entry into such agreement is in the best interests of the Fund and its shareholders.

In making its determination regarding the Advisory Agreement, the Board considered, among other things, information furnished by the Adviser, including information concerning the conversion of the Fund from a Maryland corporation to a Delaware statutory Trust (the “Conversion”), as well as other information that it deemed relevant. The Board also requested and received responses from the Adviser to a series of questions encompassing a variety of topics prepared by the Board, in consultation with counsel to the Fund. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the Board was identified as the principal factor in determining whether to approve the Advisory Agreement. The following discussion notes the primary considerations relevant to the Board’s deliberations and determinations.

Nature, Scope and Quality of Services. In assessing the nature, scope and quality of services to be provided by the Adviser, the Independent Board Members considered the anticipated structure and capabilities of the Adviser, as well as the professional experiences and qualifications of the Adviser’s personnel that would be providing advisory services to the Fund. The Independent Board Members considered the structure and capabilities of the Adviser in view of the anticipated capitalization of its indirect parent, Emphasis Capital LLC (“Emphasis Capital”). They also considered the Adviser’s research and portfolio management capabilities, as well as its respective administrative and compliance infrastructure. The Independent Board Members also specifically reviewed and considered the increase in management fees under the Advisory Agreement. They noted that the increase in management fees under the Advisory Agreement was reasonable and appropriate in light of the nature, extent and quality of services to be provided by the Adviser under the Advisory Agreement, and compared to those which were previously provided by IDR Investment Management, LLC (“IDR”) under an investment advisory agreement between IDR and the Fund (“IDR Agreement”). The Board further considered the oversight services the Adviser will provide the Fund in addition to the anticipated increased complexity of complying with Rule 23c-3 under the 1940 Act applicable to interval funds, including managing a continuously offered closed-end fund required to calculate a daily net asset value and maintaining compliance with applicable requirements of the additional oversight services that the Adviser would provide as the Fund’s investment adviser.

Comparative Advisory Fees and Expenses. The Independent Board Members considered the proposed management fee and expenses of the Fund under the Advisory Agreement compared to both the IDR Agreement and to the advisory fees or similar expenses paid by other registered investment companies with similar investment objectives. The Independent Board Members considered the reasonableness of the proposed management fee under the Advisory Agreement in light of the nature, scope and quality of the services anticipated to be provided under the Advisory Agreement compared to those provided under the IDR Agreement.

Profitability. The Independent Board Members considered the expected profits to the Adviser under the Advisory Agreement, in light of the amount of the Fund’s total net assets over recent years.

Benefits to the Adviser and Sub-Adviser. The Independent Board Members determined that the Adviser would not receive any significant direct or indirect benefits from its relationship with the Fund, other than the payment of fees and other amounts under the Advisory Agreement.

Economies of Scale. The Independent Board Members noted that economies of scale in an investment adviser’s costs of services may be realized when a fund’s assets increase significantly. They determined that the proposed advisory fee rate under the Advisory Agreement, and aggregate fees payable by the Fund to the Adviser as a percent of the net assets of the Fund, would continue to reflect a sharing with the Fund of the benefit of economies of scale previously realized by IDR under the IDR Agreement. The Independent Board Members further considered the additional economies of scale that were expected to be realized by the Adviser as a result of the capitalization of its indirect parent, Emphasis Capital, and the extent to which these economies of scale would be shared with the Fund and its shareholders through the terms of the Advisory Agreement.

Investment Performance. The Independent Board Members considered the gross and net performance of the Fund under the IDR Agreement, and how this was anticipated to change, if at all, under the Advisory Agreement. The Independent Board Members noted that the Adviser did not advise any registered investment companies with sufficient performance history to assess the quality or degree of such history as of the date of the meeting. Notwithstanding this, the Independent Board Members concluded from the other materials presented that: the Adviser was expected to provide high quality investment advisory services to the Fund; the Fund benefits from the high ethical standards that would be adhered to by the Adviser and its personnel; and the key principal at the Adviser, Mr. Stark, has extensive professional experience and familiarity with the markets in which the Fund invests.

General Conclusions. The Independent Board Members determined that the services proposed to be provided by the Adviser pursuant to the Advisory Agreement to the Fund were expected to be of very high quality and concluded that they were very satisfied with the proposed services to be provided to the Fund by the Adviser, and further that they were satisfied with the proposed fees and expenses under the Advisory Agreement. No single factor reviewed by the Independent Board Members was identified by them as the principal factor in determining whether to approve the Advisory Agreement.

Semi-Annual Report | December 31, 2024	23

Accordant ODCE Index Fund	Renewal of Investment Advisory Agreement and Sub-Advisory Agreements

 December 31, 2024 (Unaudited)

Sub-Advisory Agreement

At meetings held on May 31 and July 17, 2023, the Board, including the Independent Board Members, unanimously approved an investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among IDR (the “Sub-Adviser”), the Adviser and the Fund, and has determined that the Fund’s entry into such agreement is in the best interests of the Fund and its shareholders.

In making its determination regarding the Sub-Advisory Agreement, the Board considered, among other things, information furnished by IDR, including information concerning the Conversion and change in control of IDR, as well as other information that it deemed relevant. The Board also considered information provided by IDR, in both its capacity as the proposed Sub-Adviser to the Fund post-Conversion and as the investment adviser to the Fund under the terms of an interim advisory agreement between IDR and the Fund (“Interim Advisory Agreement”) and the IDR Agreement, which was most recently renewed by the Board at a meeting in August 2022. The Board also requested and received responses from IDR to a series of questions encompassing a variety of topics prepared by the Board, in consultation with counsel to the Fund. Attention was given by the Independent Board Members to all information furnished. However, no single factor reviewed and discussed by the Board was identified as the principal factor in determining whether to approve the Sub-Advisory Agreement. The following discussion notes the primary considerations relevant to the Board’s deliberations and determinations.

Nature, Scope and Quality of Services. In assessing the nature, scope and quality of services to be provided by IDR, the Independent Board Members considered the structure and capabilities of IDR, as evidenced by the services provided by IDR to the Fund under the Interim Advisory Agreement and IDR Agreement. The Independent Board Members considered the structure and capabilities of IDR and the benefits that the spin-out of Emphasis Capital from its former parent, Affinius Capital LLC (the “Restructuring”) had on IDR’s capabilities. They also considered IDR’s research and portfolio management capabilities, as well as its administrative and compliance infrastructure.

Comparative Advisory Fees and Expenses. The Independent Board Members considered the proposed management fee and expenses to be paid under the Sub-Advisory Agreement, noting that, pursuant to the terms of the Sub-Advisory Agreement, the management fee owed to IDR would be paid by the Adviser rather than by the Fund directly. The Independent Board Members compared the management fee and expenses proposed to be paid to IDR under the Sub-Advisory Agreement to both the IDR Agreement and to the advisory fees or similar expenses paid to other investment advisers that provide sub-advisory services to registered investment companies with similar investment objectives. The Independent Board Members considered the reasonableness of the proposed management fee under the Sub-Advisory Agreement in light of the nature, scope and quality of the services anticipated to be provided under the Sub-Advisory Agreement.

Profitability. The Independent Board Members considered the expected profits to IDR under the Sub-Advisory Agreement in light of the amount of the Fund’s total net assets over recent years.

Benefits to the Adviser and Sub-Adviser. The Independent Board Members determined that IDR would not receive any significant direct or indirect benefits from its relationship with the Fund, other than the payment of fees and other amounts under the Sub-Advisory Agreement.

Economies of Scale. The Independent Board Members noted that economies of scale in an investment adviser’s costs of services may be realized when a fund’s assets increase significantly. They determined that the proposed advisory fee rates under the Sub-Advisory Agreement, and aggregate fees payable to IDR as a percent of the net assets of the Fund, would continue to reflect a sharing with the Fund of the benefit of economies of scale previously realized by IDR under the IDR Agreement. The Independent Board Members further considered the additional economies of scale that were expected to be realized by IDR as a result of its indirect acquisition by Emphasis Capital, and the extent to which these economies of scale would be shared with the Fund and its shareholders through the terms of the Sub-Advisory Agreement.

Investment Performance. The Independent Board Members considered the gross and net performance of the Fund under the IDR Agreement, and how this was anticipated to change, if at all, under the Sub-Advisory Agreement. The Independent Board Members concluded that: IDR continues to do an outstanding job in providing investment advisory services to the Fund (and, in particular, has delivered high quality investment advisory services in recent years during the COVID-19 pandemic); the Fund benefits from the high ethical standards that are adhered to by IDR and its personnel; IDR has delivered excellent value to the Fund; and that IDR was expected to continue to retain each of these qualities in its capacity as Sub-Adviser to the Fund.

General Conclusions. The Independent Board Members determined that the services proposed to be provided by IDR pursuant to the Sub-Advisory Agreement to the Fund were expected to be of very high quality and concluded that they were very satisfied with the proposed services to be provided to the Fund by IDR, and further that they were satisfied with the proposed fees and expenses under the Sub-Advisory Agreement. The Board also determined that the consummation of the Restructuring had not adversely impacted any of the above considerations. No single factor reviewed by the Independent Board Members was identified by them as the principal factor in determining whether to approve the Sub-Advisory Agreement.

24	www.accordantinvestments.com

Accordant ODCE Index Fund	Additional Information

 December 31, 2024 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888.778.7781, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities is available without charge upon request by calling toll-free 888.778.7781, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings quarterly with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

Semi-Annual Report | December 31, 2024	25

Accordant ODCE Index Fund	Service Providers

 December 31, 2024 (Unaudited)

Investment Adviser

Accordant Investments LLC

6710 E. Camelback Rd., Suite 100, Scottsdale, AZ 85251

Investment Sub-Adviser

IDR Investment Management, LLC

3 Summit Park Drive, Suite 450, Independence, OH 44131

Administrator

SS&C GIDS, Inc.

1055 Broadway, 7th Floor, Kansas City, MO 64105

Custodian

UMB Bank, N.A.

928 Grand Blvd 10th Floor, Kansas City, MO 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800, Cleveland, OH 44115

Legal Counsel

Dechert LLP

633 West 5th Street, Suite 4900

Los Angeles, CA 90071-2032

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

1055 Broadway, 7th Floor, Kansas City, MO 64105

26	www.accordantinvestments.com

Accordant ODCE Index Fund	Privacy Notice

 December 31, 2024 (Unaudited)

February 2025

The Accordant Privacy Notice applies to Accordant Investments LLC (“Accordant”), its subsidiaries and affiliates and any current or future fund or investment sponsored by Accordant. There may be links from the Accordant website to other third-party websites which may have different privacy policies.

This Privacy Notice describes how Accordant and our service providers protect your personal and financial information that we collect in the course of providing our financial services. The Personal Information that you provide will be available to Accordant, its agents, representatives and third-party service providers to be used to respond to your inquiries and those purposes that may be reasonably inferred by your provision of such Personal Information. The types of personal information we collect and share depend on the investment you have with us. This information can include:

●	Information we receive from you on Applications, Subscription Agreements and Other Forms
●	Social Security number and Income
●	Employment and Residential Information
●	Email Address
●	Accordant Website Passwords

●	Account Money and Security Balances
●	Transaction Detail History

●	Custodians

●	Age, Marital Status, Employment History, Dependents
●	Investment Objectives, Goals, & Risk Tolerance

●	Credit History and Credit Scores from third parties

Accordant does not disclose any nonpublic information about our customers or former customers to anyone, except as permitted or required by law. For example, we disclose information, as permitted by law, to our affiliates for everyday business purposes. We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf — the actions necessary by financial companies to run their business and manage customer accounts, such as processing transactions, mailing, and auditing services, responding to court orders and legal investigations. These companies are required to sign confidentiality agreements with Accordant. In addition, we disclose information, as permitted or required by law, to governmental and regulatory agencies such as the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service (“IRS”). We will make disclosures to comply with a legal summons, court order, subpoena or similar legal process, fraud investigation, audit or examination. Finally, we are permitted to disclosure information if you have provided your written consent.

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings as well as programs to detect, prevent and, as necessary, respond to attacks or unauthorized access to confidential information. Messages and information over the internet may not be secure. Please consider the security of your personal or confidential information when communicating over the Accordant website. Please note the Accordant Website has a separate privacy policy which can be found here: https://www.accordantinvestments.com/privacy -policy. The Accordant Website also collects additional personal information automatically through technology and details around the collection of this information is found in the Accordant website privacy policy.

Accordant will provide a privacy notice annually as long as you maintain an account with us. Accordant reserves the right to make changes to this policy. You can always review our current policy by contacting us for a copy at info@accordantinvestments or calling us at +1 (888) 778-7781. Accordant does not sell or rent personal information to any third party.

Semi-Annual Report | December 31, 2024	27

accordant

888.778.7781

www.accordantinvestments.com

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual reports.

(b) Not Applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16.	Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications of principal executive officers and principal financial officers pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Accordant ODCE Index Fund

By:	/s/ Greg Stark
Greg Stark, President
(Chief Executive Officer)

Date:	March 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Greg Stark
Greg Stark, President
(Chief Executive Officer)

Date:	March 6, 2025

By:	/s/ James Hime
James Hime
(Chief Financial Officer)

Date:	March 6, 2025